(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001


Merrill Lynch
Municipal Strategy
Fund, Inc.


www.mlim.ml.com



Merrill Lynch Municipal Strategy Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.


The Benefits and
Risks of
Leveraging


Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share-holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. In order to manage the Fund's leverage, the Fund may from time to time repurchase shares of the Fund's auction market preferred stock in the open market.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


DEAR SHAREHOLDER

For the six-month period ended April 30, 2001, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.229 per share income dividends. This represents a net annualized yield of 5.22%, based on a month-end net asset value of $8.85. Over the same period, the total investment return on the Fund's Common Stock was +3.73%, based on a change in net asset value from $8.75 to $8.85, and assuming reinvestment of $0.229 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction
Market Preferred Stock had an average yield of 3.47%.


The Municipal Market Environment
During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2% - 3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45% - 5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.


Portfolio Strategy
For the six-month period ended April 30, 2001, we had a duration that was higher than the Fund's competitive group average. This reflected our belief that municipal bond yields were attractive relative to a slowing US domestic economy. We also believed that the Federal Reserve Board would lower short-term interest rates to bolster US economic activity and that long-term interest rates would decline in concert.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


In late 2000 as yields declined, we sold our lower-coupon bonds with long maturities and replaced them with higher-couponed issues in the intermediate part of the yield curve. This allowed us to capture a significant amount of the yield available in the municipal yield curve, while muting the overall volatility of the Fund. Our strategy worked well as it enhanced the Fund's yield and, as yields rose in early 2001, the Fund was able to preserve much of the gains realized in late 2000. Unfortunately, during the period, the high-yield portion of the Fund's holdings dramatically underperformed. The yield spread between these high-yield issues and higher-rated municipal credits widened. We sold some of the Fund's lower-rated issues in early 2001, which tempered the overall negative effect on the Fund's net asset value resulting from deteriorating credit spreads. We will seek opportunities to continue to reduce the Fund's exposure to lower-quality issues whenever they are fairly valued.

Looking forward, we expect to concentrate our investments in the 10-year - 20-year range maturity sector. This portion of the yield curve is expected to outperform longer maturities as financial markets start to anticipate a US economic recovery and long-term interest rates begin to rise.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 had a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs were in the 3.5% - 3.75% range for much of the period. Short-term tax-exempt interest rates are expected to fall into the 3% range. We believe that this decline in borrowing costs may generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and
Portfolio Manager


May 24, 2001



We are pleased to announce that Roberto Roffo is responsible for the day-to-day management of Merrill Lynch Municipal Strategy Fund, Inc. Mr. Roffo has been employed by Merrill Lynch Investment Managers,
L.P. as Vice President since 1996.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS                                                                            (in Thousands)
                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value
Alabama--0.3%                                 Columbia, Alabama, IDB, PCR, Refunding
                                              (Alabama Power Company Project), VRDN (g):
                  A1       VMIG1++   $   300      Series A, 4.50% due 5/01/2022                               $    300
                  A1       VMIG1++       100      Series E, 4.45% due 10/01/2022                                   100

Arizona--2.5%                                 Phoenix, Arizona, IDA, Airport Facility
                                              Revenue Refunding Bonds (America West Airlines
                                              Inc. Project), AMT:
                  NR*      B3          2,000      6.25% due 6/01/2019                                            1,700
                  NR*      B3          1,600      6.30% due 4/01/2023                                            1,348

California--5.4%  AAA      Aaa         3,000  California State University and Colleges, Student
                                              Union Revenue Bonds (Chico), Series B,
                                              4.375% due 11/01/2028 (a)                                          2,493
                  AAA      Aaa         1,560  Centinela Valley, California, Union High School
                                              District, GO, Series A, 5.875% due 8/01/2024 (a)                   1,645
                                              Los Angeles County, California, Schools Regionalized
                                              Business Services, COP, Pooled
                                              Financing, Series A (c):
                  AAA      Aaa         1,430      5.90%** due 8/01/2019                                            518
                  AAA      Aaa         2,510      6%** due 8/01/2029                                               498
                  AA       Aa3         1,250  Sacramento County, California, Sanitation District
                                              Financing Authority, Revenue Refunding Bonds, Trust Receipts,
                                              Class R, Series A, 7.597% due 12/01/2019 (e)                       1,389

Colorado--6.6%    NR*      Aaa         4,430  Broomfield, Colorado, Open Space Park and Recreational
                                              Facilities, COP, 5.75% due 12/01/2014 (c)                          4,715
                  AA       Aa2         1,500  Colorado HFA, Revenue Refunding Bonds (S/F Program),
                                              AMT, Series D-2, 6.90% due 4/01/2029                               1,668
                  NR*      NR*         1,500  Denver, Colorado, Urban Renewal Authority, Tax Increment
                                              Revenue Bonds (Pavilions), AMT, 7.75% due 9/01/2016                1,587

Connecticut--     NR*      NR*           725  Connecticut State Development Authority, IDR (AFCO Cargo
2.7%                                          BDL-LLC Project), AMT, 7.35% due 4/01/2010                           733
                  NR*      Aaa         2,175  Connecticut State Special Tax Obligation Revenue Bonds,
                                              RIB, Series 372, 7.78% due 12/01/2017 (b)(e)                       2,526


Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM    Adjustable Convertible Extendible Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)
                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value
Florida--8.2%                                 Florida State Turnpike Authority, Turnpike Revenue Bonds
                                              (Department of Transportation), Series B:
                  AA-      Aa3       $ 1,755      5.25% due 7/01/2021                                         $  1,744
                  AA-      Aa3         1,850      5.25% due 7/01/2022                                            1,836
                  A1+      VMIG1++       200  Martin County, Florida, PCR, Refunding (Florida Power &
                                              Light Company Project), VRDN, 4.55% due 7/15/2022 (g)                200
                  NR*      B1          2,260  Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                              Education and Research Foundation Project), Series A,
                                              6.85% due 9/01/2013                                                2,019
                  AAA      Aaa         4,200  Pinellas County, Florida, Housing Authority, Housing
                                              Revenue Bonds (Affordable Housing Program), 4.60% due
                                              12/01/2010 (d)                                                     4,203

Georgia--2.7%     AAA      Aa2         3,250  Georgia State, HFA, S/F Mortgage Revenue Refunding
                                              Bonds, Series A, Sub-Series A-1, 6.125%
                                              due 12/01/2015 (h)                                                 3,328

Illinois--4.5%    NR*      NR*           910  Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                              Project), 8% due 10/01/2016                                          936
                  AAA      Aaa         3,285  Illinois Development Finance Authority Revenue Bonds
                                              (Presbyterian Home Lake Project), Series B, 6.30% due
                                              9/01/2022 (d)                                                      3,466
                  NR*      Ba3         1,250  Illinois Health Facilities Authority Revenue Bonds
                                              (Holy Cross Hospital Project), 6.70% due 3/01/2014                 1,044

Indiana--0.8%     A1+      VMIG1++     1,000  Princeton, Indiana, PCR, Refunding (PSI Energy Incorporated
                                              Project), VRDN, 4.35% due 4/01/2022 (g)                            1,000

Louisiana--3.3%   NR*      VMIG1++       200  Louisiana State Offshore Terminal Authority, Deepwater
                                              Port Revenue Refunding Bonds (First Stage A-Loop Inc.),
                                              ACES, 4.50% due 9/01/2006 (g)                                        200
                  BB-      NR*         4,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
                                              Grain Company Project), 6.50% due 1/01/2017                        3,750

Maryland--2.5%    NR*      NR*         3,000  Maryland State Energy Financing Administration,
                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                              Warrior Run), AMT, 7.40% due 9/01/2019                             3,088

Massachusetts--   A        NR*         2,000  Massachusetts State Health and Educational
1.7%                                          Facilities Authority Revenue Bonds (Schepens
                                              Eye Research Project), Series A, 6.50% due 7/01/2028               2,065

Minnesota--0.8%   NR*      Aa3         1,000  Minneapolis, Minnesota, M/F Housing Revenue Bonds
                                              (Gaar Scott Loft Project), AMT, 5.95% due 5/01/2030                1,010

Mississippi--3.8% BBB-     Ba1         3,150  Mississippi Business Finance Corporation, Mississippi,
                                              PCR, Refunding (System Energy Resources Inc. Project),
                                              5.875% due 4/01/2022                                               2,853
                  NR*      P1          1,800  Perry County, Mississippi, PCR, Refunding (Leaf River
                                              Forest Project), VRDN, 4.50% due 3/01/2002 (g)                     1,800

New York--20.1%   NR*      Aaa         3,000  New York City, New York, City Municipal Water Finance
                                              Authority, Water and Sewer System Revenue Bonds, RITR,
                                              Series 11, 7.32% due 6/15/2026 (d)(e)                              3,216
                  AA+      Aa2         5,000  New York City, New York, City Transitional Finance
                                              Authority Revenue Bonds, Future Tax
                                              Secured, Series B, 4.75% due 11/01/2023                            4,537
                                              New York City, New York, GO, Refunding, Series G:
                  AAA      Aaa         2,090      5.75% due 2/01/2014 (a)                                        2,199
                  AAA      Aaa         2,000      5.75% due 2/01/2014 (b)                                        2,105
                  AAA      Aaa         3,240  New York State Dormitory Authority, Revenue Refunding
                                              Bonds (Mental Health Services Facilities Improvement),
                                              Series D, 5.25% due 8/15/2011 (a)                                  3,392
                                              New York State Thruway Authority, Highway and Bridge
                                              Trust Fund Revenue Bonds, Series A (d):
                  AAA      Aaa         2,850      6% due 4/01/2015                                               3,114
                  AAA      Aaa         2,625      6% due 4/01/2016                                               2,857
                  AAA      Aaa         2,850  Port Authority of New York and New Jersey, Special Obligation
                                              Revenue Bonds (JFK International Air Terminal Project),
                                              AMT, Series 6, 5.75% due 12/01/2025 (a)                            2,936

North             AA       Aa2         1,795  North Carolina HFA, S/F Revenue Bonds, Series II, 6.20%
Carolina--1.6%                                due 3/01/2016 (h)                                                  1,878

Ohio--1.9%                                    Bowling Green State University, Ohio, General Receipt
                                              Revenue Bonds (b):
                  AAA      Aaa         1,125      5.75% due 6/01/2013                                            1,211
                  AAA      Aaa         1,040      5.75% due 6/01/2014                                            1,111

Oklahoma--1.5%    AAA      NR*         1,650  Holdenville, Oklahoma, Industrial Authority,
                                              Correctional Facility Revenue Bonds, 6.6% due
                                              7/01/2006 (f)(i)                                                   1,859

Pennsylvania--    AAA      Aaa         4,200  Delaware River Port Authority of Pennsylvania and
6.1%                                          New Jersey Revenue Bonds, 5.75% due 1/01/2015 (d)                  4,474
                                              Pennsylvania Economic Development Financing Authority, Exempt
                                              Facilities Revenue Bonds (National Gypsum Company), AMT:
                  NR*      NR*         1,750      Series A, 6.25% due 11/01/2027                                   919
                  NR*      NR*         2,000      Series B, 6.125% due 11/01/2027                                1,030
                  NR*      NR*         1,000  Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                              Commercial Development (Doubletree), Series A, 6.50%
                                              due 10/01/2027                                                       973

South             AAA      Aaa         1,000  Fairfield County, South Carolina, PCR (South Carolina
Carolina--0.9%                                Electric and Gas), 6.50% due 9/01/2014 (a)                         1,060

Tennessee--1.3%   NR*      NR*         1,610  Hardeman County, Tennessee, Correctional Facilities
                                              Corporation Revenue Bonds, 7.75% due 8/01/2017                     1,599

Texas--2.5%       AAA      Aaa         1,000  Denton, Texas, Utility System Revenue Refunding and
                                              Improvement Bonds, 5.125% due 12/01/2017 (c)                         978
                  BBB-     Baa3        2,000  Lower Colorado River Authority, Texas, PCR (Samsung
                                              Austin Semiconductor), AMT, 6.95% due 4/01/2030                    2,058

Utah--0.0%        NR*      NR*         1,000  Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                              AMT, Series A, 7.55% due 7/01/2027 (j)                                28

Virginia--7.1%    AAA      Aaa         5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                              Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)            5,557
                  NR*      NR*         1,750  Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                              (Port Facility-Zeigler Coal), 6.90% due 5/02/2022 (j)                770
                                              Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*      Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2031                  636
                  BBB-     Baa3       11,960      Senior Series B, 5.95%** due 8/15/2029                         1,657




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                (in Thousands)
                S&P        Moody's   Face
STATE           Ratings    Ratings   Amount   Issue                                                           Value
Washington--2.8%  AAA      Aaa       $ 2,000  Clark County, Washington, Sewer Revenue Refunding Bonds,
                                              Series B, 5.25% due 12/01/2015 (c)                              $  2,053
                  AAA      Aaa         1,500  Grant County, Washington, Public Utility District
                                              No. 002, Electric Revenue Bonds, Series G,
                                              4.75% due 1/01/2017 (a)                                            1,385

Wisconsin--3.2%   NR*      Aaa         3,675  Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT,
                                              Series A, 6% due 12/01/2019 (b)                                    3,849

Wyoming--2.1%     AA       NR*         2,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                              Refunding Bonds, Series A, 6.20% due 6/01/2024                     2,594

Puerto Rico--     AAA      Aaa         2,500  Puerto Rico Commonwealth, Highway and Transportation
2.4%                                          Authority, Transportation Revenue Bonds, Trust Receipts,
                                              Class R, Series B, 7.372% due 7/01/2035 (a)(e)                     2,850

                  Total Investments (Cost--$124,022)--99.3%                                                    120,647

                  Other Assets Less Liabilities--0.7%                                                              832
                                                                                                              --------
                  Net Assets--100.0%                                                                          $121,479
                                                                                                              ========


(a)MBIA Insured.
(b)FGIC Insured.
(c)AMBAC Insured.
(d)FSA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(f)Connie Lee Insured.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(h)FHA Insured.
(i)Prerefunded.
(j)Non-income producing security.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2001
Assets:             Investments, at value (identified cost--$124,022,285)                                   $120,646,530
                    Cash                                                                                          23,957
                    Interest receivable                                                                        2,023,863
                    Deferred organization expenses                                                                   174
                    Prepaid registration fees and other assets                                                    37,610
                                                                                                            ------------
                    Total assets                                                                             122,732,134
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    985,299
                      Dividends to shareholders                                                 118,957
                      Investment advisory fees                                                   39,029
                      Administration fees                                                        24,393        1,167,678
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        85,565
                                                                                                            ------------
                    Total liabilities                                                                          1,253,243
                                                                                                            ------------

Net Assets:         Net assets                                                                              $121,478,891
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,720 shares of
                      Series A AMPS* issued and outstanding
                      at $25,000 per share liquidation preference)                                          $ 43,000,000
                      Common Stock, par value $.10 per share (8,871,713
                      shares issued and outstanding)                                       $    887,171
                    Paid-in capital in excess of par                                         93,476,958
                    Undistributed investment income--net                                         34,408
                    Accumulated realized capital losses on investments--net                 (9,137,861)
                    Accumulated distributions in excess of realized
                    capital gains on investments--net                                       (3,406,030)
                    Unrealized depreciation on investments--net                             (3,375,755)
                                                                                           ------------
                    Total--Equivalent to $8.85 net asset value per
                    share of Common Stock                                                                     78,478,891
                                                                                                            ------------
                    Total capital                                                                           $121,478,891
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.




Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001

STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2001
Investment          Interest and amortization of premium and discount earned                                $  3,577,635
Income:

Expenses:           Investment advisory fees                                               $    307,998
                    Administrative fees                                                         153,999
                    Professional fees                                                            89,206
                    Commission fees                                                              72,014
                    Transfer agent fees                                                          68,207
                    Printing and shareholder reports                                             33,953
                    Registration fees                                                            24,210
                    Accounting services                                                          19,318
                    Directors' fees and expenses                                                 18,366
                    Custodian fees                                                                7,075
                    Pricing fees                                                                  4,151
                    Amortization of organization expenses                                           167
                    Other                                                                        26,765
                                                                                           ------------
                    Total expenses before reimbursement                                         825,429
                    Reimbursement of expenses                                                  (61,600)
                                                                                           ------------
                    Total expenses after reimbursement                                                           763,829
                                                                                                            ------------
                    Investment income--net                                                                     2,813,806
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                          (104,019)
Unrealized          Change in unrealized depreciation on investments--net                                        921,310
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  3,631,097
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                           Months Ended      Year Ended
                                                                                              April 30,      October 31,
                    Increase (Decrease) in Net Assets:                                          2001             2000
Operations:         Investment income--net                                                 $  2,813,806     $  7,463,924
                    Realized loss on investments--net                                         (104,019)      (7,857,686)
                    Change in unrealized appreciation/depreciation on investments--net          921,310        6,239,229
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,631,097        5,845,467
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (2,038,726)      (5,136,655)
Shareholders:         Preferred Stock                                                         (741,314)      (2,346,958)
                    Realized gain on investments--net:
                      Common Stock                                                             (24,431)               --
                      Preferred Stock                                                          (11,146)               --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (2,815,617)      (7,483,613)
                                                                                           ------------     ------------

Capital Stock       Net decrease in Preferred Stock transactions                            (1,900,000)     (13,100,000)
Transactions:       Net decrease in Common Stock transactions                               (7,730,587)     (15,141,666)
                                                                                           ------------     ------------
                    Net decreasein net assets derived from capital stock transactions       (9,630,587)     (28,241,666)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (8,815,107)     (29,879,812)
                    Beginning of period                                                     130,293,998      160,173,810
                                                                                           ------------     ------------
                    End of period*                                                         $121,478,891     $130,293,998
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $     34,408     $        642
                                                                                           ============     ============


                    See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001

FINANCIAL HIGHLIGHTS
                                                                      For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended               For the Year Ended
                                                                      April 30,               October 31,
Increase (Decrease) in Net Asset Value:                                 2001        2000     1999       1998      1997
Per Share           Net asset value, beginning of period              $   8.75   $   8.89  $  10.96  $  10.87   $  10.17
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .31        .72       .71       .73        .75
                    Realized and unrealized gain (loss) on
                    investments--net                                       .10      (.14)    (1.75)       .35        .70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .41        .58    (1.04)      1.08       1.45
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                             (.23)      (.49)     (.58)     (.60)      (.59)
                      Realized gain on investments--net                   --++         --        --     (.19)         --
                      In excess of realized gain on
                      investments--net                                      --         --     (.27)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Stock shareholders                            (.23)      (.49)     (.85)     (.79)      (.59)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                          Investment income--net                         (.08)      (.23)     (.13)     (.13)      (.16)
                          Realized gain on investments--net               --++         --        --     (.07)         --
                          In excess of realized gain
                          on investments--net                               --         --     (.05)        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity             (.08)      (.23)     (.18)     (.20)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   8.85   $   8.75  $   8.89  $  10.96   $  10.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                3.73%+++      4.09%  (11.94%)     8.28%     13.08%
Return:**                                                             ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement***             1.90%*      1.88%     1.75%     1.61%      1.37%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total expenses***                                   2.05%*      2.04%     1.90%     1.80%      1.83%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Total investment income--net***                     6.99%*      8.14%     6.98%     6.65%      7.14%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                        1.84%*      2.56%     1.31%     1.21%      1.53%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                        5.15%*      5.58%     5.67%     5.44%      5.61%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses, net of reimbursement                1.24%*      1.15%     1.17%     1.12%       .96%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:***++++  Total expenses                                      1.34%*      1.25%     1.27%     1.25%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Total investment income--net                        4.57%*      4.99%     4.66%     4.61%      5.01%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock Shareholders           3.47%*      4.05%     2.63%     2.75%      3.58%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of period (in thousands)                      $ 78,479   $ 85,394  $102,174  $115,339   $101,463
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding,
                    end of period (in thousands)                      $ 43,000   $ 44,900  $ 58,000  $ 48,000   $ 48,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  20.49%    115.52%   158.57%   141.53%    144.34%
                                                                      ========   ========  ========  ========   ========
Leverage:           Asset coverage per $1,000                         $  2,825   $  2,902  $  2,762  $  3,403   $  3,114
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    431   $  1,015  $    644   $   533   $    897
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:


*Annualized.
**Total investment returns exclude the effects of the contingent deferred sales charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
Therefore, no separate market exists. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.


See Notes to Financial Statements.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Deferred organization and prepaid registration fees--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2001, FAM earned fees of $307,998, of which $61,600 was waived.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended April 30, 2001, FAM Distributors Inc.
("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $32,525 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $8,000 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $24,326,774 and $33,878,549, respectively.

Net realized losses for the six months ended April 30, 2001 and net unrealized losses as of April 30, 2001, were as follows:

                                     Realized     Unrealized
                                     Losses         Losses

Long-term investments             $   (56,523)  $ (3,375,755)
Financial futures contracts           (47,496)            --
                                  -----------   ------------
Total                             $  (104,019)  $ (3,375,755)
                                  ===========   ============

As of April 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $3,375,755, of which $3,105,564 related to appreciated securities and $6,481,319 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $124,022,285.



Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Six Months Ended                            Dollar
April 30, 2001                        Shares        Amount

Shares sold                           171,952   $  1,552,383
Shares issued to shareholders
in reinvestment of dividends
and distributions                      63,090        569,354
                                 ------------   ------------
Total issued                          235,042      2,121,737
Shares tendered                   (1,119,117)    (9,852,324)
                                 ------------   ------------
Net decrease                        (884,075)  $ (7,730,587)
                                 ============   ============


For the Year Ended                                  Dollar
October 31, 2000                      Shares        Amount

Shares sold                           630,905  $   5,502,348
Shares issued to shareholders
in reinvestment of dividends          179,287      1,561,399
                                 ------------   ------------
Total issued                          810,192      7,063,747
Shares tendered                   (2,553,660)   (22,205,413)
                                 ------------   ------------
Net decrease                      (1,743,468) $ (15,141,666)
                                 ============   ============


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2001 was 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 40,000 shares of unissued capital stock as AMPS. AMPS shares outstanding during the six months ended April 30, 2001 and during the year ended October 31, 2000 decreased by 76 and 524 shares, respectively, as a result of shares retired.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from .25% to 1.00%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $42,498 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carryforward of approximately $12,294,000, of which $4,320,000 expires in 2007 and $7,974,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    57.3%
AA/Aa                                      13.7
A/A                                         1.7
BBB/Baa                                     5.4
BB/Ba                                       4.5
B/B                                         4.2
NR(Not Rated)                               9.6
Other++                                     2.9

++Temporary investments in short-term municipal securities.


Merrill Lynch Municipal Strategy Fund, Inc., April 30, 2001


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary


Arthur Zeikel, Director of Merrill Lynch Municipal Strategy Fund,
Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agent
Common Stock:
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286